UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 29, 2014

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2014, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the first quarter of 2014, which is furnished herewith as Exhibit 99. The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

 Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated April 29, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2014

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	March 30, 2014	December 31, 2013	March 31, 2013
NET SALES	$4,406	$4,588	$3,922
Cost of sales	3,290	3,424	2,965
GROSS MARGIN	1,116	1,164	957

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	502	500	444
Research, development and engineering expenses	190	181	182
Equity, royalty and interest income from investees (Note 1)	90	80	82
Other operating income (expense), net	(1)	(10)	1
OPERATING INCOME	513	553	414

Interest income	5	6	5
Interest expense	17	19	6
Other income, net	10	7	18
INCOME BEFORE INCOME TAXES	511	547	431

Income tax expense (Note 2)	153	86	119
CONSOLIDATED NET INCOME	358	461	312

Less: Net income attributable to noncontrolling interests	20	29	30
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$338	$432	$282

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$1.83	$2.33	$1.50
Diluted	$1.83	$2.32	$1.49

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	184.3	185.7	188.4
Diluted	184.7	186.3	188.8

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.625	$0.625	$0.50

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	March 30, 2014	December 31, 2013
ASSETS
Current assets
Cash and cash equivalents	$2,178	$2,699
Marketable securities	129	150
Total cash, cash equivalents and marketable securities	2,307	2,849
Accounts and notes receivable, net	2,949	2,649
Inventories	2,580	2,381
Prepaid expenses and other current assets	663	760
Total current assets	8,499	8,639
Long-term assets
Property, plant and equipment	6,563	6,410
Accumulated depreciation	(3,331)	(3,254)
Property, plant and equipment, net	3,232	3,156
Investments and advances related to equity method investees	966	931
Goodwill	464	461
Other intangible assets, net	357	357
Other assets	1,233	1,184
Total assets	$14,751	$14,728

LIABILITIES
Current liabilities
Loans payable	$24	$17
Accounts payable (principally trade)	1,887	1,557
Current maturities of long-term debt	37	51
Current portion of accrued product warranty	345	360
Accrued compensation, benefits and retirement costs	323	433
Deferred revenue	295	285
Taxes payable (including taxes on income)	69	99
Other accrued expenses	575	566
Total current liabilities	3,555	3,368
Long-term liabilities
Long-term debt	1,632	1,672
Pensions	232	232
Postretirement benefits other than pensions	347	356
Other liabilities and deferred revenue	1,251	1,230
Total liabilities	7,017	6,858

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.3 shares issued	2,101	2,099
Retained earnings	8,629	8,406
Treasury stock, at cost, 38.4 and 35.6 shares	(2,600)	(2,195)
Common stock held by employee benefits trust, at cost, 1.2 and 1.3 shares	(15)	(16)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(607)	(611)
Other	(148)	(173)
Total accumulated other comprehensive loss	(755)	(784)
Total Cummins Inc. shareholders’ equity	7,360	7,510
Noncontrolling interests	374	360
Total equity	7,734	7,870
Total liabilities and equity	$14,751	$14,728
 (a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Three months ended
In millions	March 30, 2014	March 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$358	$312
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	105	98
Gain on fair value adjustment for consolidated investees	(6)	(7)
Deferred income taxes	22	5
Equity in income of investees, net of dividends	(52)	(36)
Pension contributions in excess of expense	(100)	(54)
Other post-retirement benefits payments in excess of expense	(8)	(8)
Stock-based compensation expense	10	7
Excess tax benefits on stock-based awards	(5)	(7)
Translation and hedging activities	(3)	(5)
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(232)	(29)
Inventories	(135)	(177)
Other current assets	2	158
Accounts payable	302	204
Accrued expenses	(95)	(142)
Changes in other liabilities and deferred revenue	50	47
Other, net	50	62
NET CASH PROVIDED BY OPERATING ACTIVITIES	263	428

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(107)	(114)
Investments in internal use software	(14)	(12)
Investments in and advances to equity investees	(6)	(24)
Acquisitions of businesses, net of cash acquired	(90)	(17)
Investments in marketable securities—acquisitions	(84)	(133)
Investments in marketable securities—liquidations	108	187
Cash flows from derivatives not designated as hedges	5	(30)
Other, net	1	—
Net cash used in investing activities	(187)	(143)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	7	—
Payments on borrowings and capital lease obligations	(25)	(27)
Net borrowings (payments) under short-term credit agreements	(39)	15
Distributions to noncontrolling interests	(13)	(19)
Dividend payments on common stock	(115)	(95)
Repurchases of common stock	(419)	—
Excess tax benefits on stock-based awards	5	7
Other, net	(3)	16
Net cash used in financing activities	(602)	(103)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	5	(68)
Net increase (decrease) in cash and cash equivalents	(521)	114
Cash and cash equivalents at beginning of year	2,699	1,369
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,178	$1,483

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Components	Power Generation	Distribution		Non-segment Items(1)	Total
	Three months ended March 30, 2014
	External sales	$2,090	$922	$452	$942		$—	$4,406
	Intersegment sales	473	308	187	8		(976)	—
	Total sales	2,563	1,230	639	950		(976)	4,406
	Depreciation and amortization(2)	51	26	12	16		—	105
	Research, development and engineering expenses	116	53	19	2		—	190
	Equity, royalty and interest income from investees	32	9	8	41		—	90
	Interest income	2	1	1	1		—	5
	Segment EBIT	269	167	25	76	(3)	(9)	528

	Segment EBIT as a percentage of total sales	10.5%	13.6%	3.9%	8.0%			12.0%

	Three months ended December 31, 2013
	External sales	$2,131	$859	$533	$1,065		$—	$4,588
	Intersegment sales	431	276	226	8		(941)	—
	Total sales	2,562	1,135	759	1,073		(941)	4,588
	Depreciation and amortization(2)	49	25	13	14		—	101
	Research, development and engineering expenses	106	53	20	2		—	181
	Equity, royalty and interest income from investees	30	7	2	41		—	80
	Interest income	3	1	1	1		—	6
	Segment EBIT	235	140	46	107		38	566

	Segment EBIT as a percentage of total sales	9.2%	12.3%	6.1%	10.0%			12.3%

	Three months ended March 31, 2013
	External sales	$1,885	$722	$539	$776		$—	$3,922
	Intersegment sales	418	296	207	2		(923)	—
	Total sales	2,303	1,018	746	778		(923)	3,922
	Depreciation and amortization(2)	52	24	12	10		—	98
	Research, development and engineering expenses	105	57	18	2		—	182
	Equity, royalty and interest income from investees	23	7	7	45		—	82
	Interest income	2	1	2	—		—	5
	Segment EBIT	195	119	51	95	(3)	(23)	437

	Segment EBIT as a percentage of total sales	8.5%	11.7%	6.8%	12.2%			11.1%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended March 30, 2014, December 31, 2013 and March 31, 2013.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

(3)
Distribution segment EBIT for the three months ended March 30, 2014, included a $6 million gain on the fair value adjustment resulting from the acquisition of a controlling interest in Cummins Mid-South LLC. Distribution segment EBIT for the three months ended March 31, 2013, included a $7 million gain on the fair value adjustment resulting from the acquisition of a controlling interest in Cummins Northwest LLC.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended
In millions	March 30, 2014	December 31, 2013	March 31, 2013
Total EBIT	$528	$566	$437
Less: Interest expense	17	19	6
Income before income taxes	$511	$547	$431

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended
In millions	March 30, 2014	December 31, 2013	March 31, 2013
Distribution Entities
North American distributors	$32	$31	$35
Komatsu Cummins Chile, Ltda.	6	8	5
All other distributors	1	—	—
Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	14	18	12
Chongqing Cummins Engine Company, Ltd.	11	14	12
Beijing Foton Cummins Engine Co., Ltd. (Light-duty)	6	3	1
Shanghai Fleetguard Filter Co., Ltd.	3	2	3
Tata Cummins, Ltd.	2	1	1
Cummins Westport, Inc.	1	(1)	—
Beijing Foton Cummins Engine Co., Ltd. (Heavy-duty)	(6)	(7)	(3)
All other manufacturers	9	2	7
Cummins share of net income	79	71	73
Royalty and interest income	11	9	9
Equity, royalty and interest income from investees	$90	$80	$82

NOTE 2.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 28.5 percent, excluding any one-time items that may arise.  The research tax credit expired December 31, 2013 and has not yet been renewed by Congress. Our tax rate is generally less than the 35 percent U.S. statutory income tax rate primarily due to lower tax rates on foreign income.  The effective tax rate for the three months ended March 30, 2014, was 29.9 percent.  This tax rate includes a $12 million discrete tax expense primarily attributable to state deferred tax adjustments, as well as a $5 million discrete net tax benefit resulting from a $70 million dividend paid from China earnings generated prior to 2012.

Our tax rate for the three month period ended December 31, 2013 was 15.7 percent. We recorded $70 million or $0.38 per share of tax benefits in the fourth quarter of 2013. The income tax provision for the fourth quarter of 2013 was net of the following items:

One-time impacts of foreign legal entity restructuring actions	$16
One-time impacts of reconciliation of state income tax provision to tax return	17
Lower operating rate primarily resulting from recognition of state and federal research and development credits and the recurring impacts of foreign legal entity restructuring actions	37
Total	$70
Our effective tax rate for the three months ended March 31, 2013, was 27.6 percent. This tax rate included a discrete tax benefit of $28 million attributable to the 2012 research credit reinstated in January 2013 as well as a discrete tax expense of $17 million, which primarily related to the write-off of a deferred tax asset deemed unrecoverable. The increase in the three month effective tax rate from 2013 to 2014 is attributable primarily to one-time discrete tax benefits in 2013 that did not repeat in 2014 and changes in U.S. state tax legislation that unfavorably impacted our 2014 effective tax rate.

NOTE 3. ACQUISITION
Cummins Mid-South LLC
On February 14, 2014, we acquired the remaining 62.2 percent interest in Cummins Mid-South LLC (Mid-South) from the former distributor principal. The preliminary purchase consideration was $116 million, which included $32 million in cash and an additional $61 million paid to eliminate outstanding debt. The remaining $23 million will be paid in future periods, subject to customary purchase price adjustments. The acquisition was accounted for as a business combination and the results of the acquired entity were included in the Distribution operating segment subsequent to the acquisition date. As a result of this transaction, first quarter 2014 Distribution segment results included a $6 million gain, as we were required to re-measure our pre-existing 37.8 percent ownership interest in Mid-South to fair value. The transaction generated $3 million of goodwill based on the preliminary purchase price allocation. Net sales for Mid-South were $368 million for the year ended December 31, 2013. This amount is not fully incremental to our consolidated sales as the amount would be reduced by the elimination of sales to the previously unconsolidated entity.

CUMMINS INC. AND SUBSIDIARIES
FINANICAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended
In millions	March 30, 2014	December 31, 2013	March 31, 2013
Earnings before interest expense and income taxes	$528	$566	$437

EBIT as a percentage of net sales	12.0%	12.3%	11.1%

Less
Interest expense	17	19	6
Income tax expense	153	86	119
Consolidated net income	358	461	312

Less
Net income attributable to noncontrolling interests	20	29	30
Net income attributable to Cummins Inc.	$338	$432	$282

Net income attributable to Cummins Inc. as a percentage of net sales	7.7%	9.4%	7.2%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine segment net sales by market

2014
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$722	$—	$—	$—	$722
Medium-duty truck and bus	601	—	—	—	601
Light-duty automotive and RV	361	—	—	—	361
Industrial	700	—	—	—	700
Stationary power	179	—	—	—	179
Total sales	$2,563	$—	$—	$—	$2,563

2013
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$654	$723	$690	$638	$2,705
Medium-duty truck and bus	448	595	570	572	2,185
Light-duty automotive and RV	260	345	330	365	1,300
Industrial	714	762	709	811	2,996
Stationary power	227	231	193	176	827
Total sales	$2,303	$2,656	$2,492	$2,562	$10,013

Unit shipments by engine classification (including unit shipments to Power Generation)

2014
Units	Q1	Q2	Q3	Q4	YTD
Midrange	118,900	—	—	—	118,900
Heavy-duty	28,800	—	—	—	28,800
High-horsepower	3,400	—	—	—	3,400
Total units	151,100	—	—	—	151,100

2013
Units	Q1	Q2	Q3	Q4	YTD
Midrange	94,600	121,900	113,800	115,700	446,000
Heavy-duty	24,900	28,300	26,500	25,700	105,400
High-horsepower	4,200	3,600	3,500	3,500	14,800
Total units	123,700	153,800	143,800	144,900	566,200

Component segment sales by business

2014
In millions	Q1	Q2	Q3	Q4	YTD
Emission Solutions	$543	$—	$—	$—	$543
Turbo Technologies	313	—	—	—	313
Filtration	265	—	—	—	265
Fuel systems	109	—	—	—	109
Total sales	$1,230	$—	$—	$—	$1,230

2013
In millions	Q1	Q2	Q3	Q4	YTD
Emission Solutions	$400	$444	$458	$489	$1,791
Turbo Technologies	266	294	263	292	1,115
Filtration	255	271	248	254	1,028
Fuel systems	97	108	103	100	408
Total sales	$1,018	$1,117	$1,072	$1,135	$4,342

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Generation segment sales by business

2014
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$373	$—	$—	$—	$373
Power systems	137	—	—	—	137
Alternators	105	—	—	—	105
Power solutions	24	—	—	—	24
Total sales	$639	$—	$—	$—	$639

2013
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$409	$474	$421	$421	$1,725
Power systems	179	187	122	168	656
Alternators	126	125	126	119	496
Power solutions	32	28	43	51	154
Total sales	$746	$814	$712	$759	$3,031

Distribution segment sales by business

2014
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$382	$—	$—	$—	$382
Power generation	193	—	—	—	193
Engines	174	—	—	—	174
Service	201	—	—	—	201
Total sales	$950	$—	$—	$—	$950

2013
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$322	$369	$377	$397	$1,465
Power generation	163	241	234	293	931
Engines	152	183	170	208	713
Service	141	161	163	175	640
Total sales	$778	$954	$944	$1,073	$3,749